Exhibit 99.2

FORM OF

RESTRICTED STOCK AGREEMENT

                          , 200

[Name and Address]

Re:        Polymer Group, Inc. Grant of Restricted Stock and Restricted Stock Units

Dear                                :

Polymer Group, Inc. (the “Company”) is pleased to advise you that, pursuant to the Company’s 2008 Long-Term Stock Incentive Plan  (the “Plan”), the Company’s Compensation Committee has granted to you restricted shares of the Company’s Class A Common Stock, par value $ .01 per share (the “Common Stock”), as set forth below (the “Restricted Stock”) and restricted stock units representing the contingent right to receive up to a certain number of additional restricted shares of Common Stock, as set forth below (the “Restricted Stock Units”), subject to the restrictions and other terms and conditions set forth in this Agreement:

Original Grant Date:
Total Number of Shares of Restricted Stock:
Total Number of Restricted Stock Units:

	Vesting Date	Number
Vesting Dates and Number of Shares of Restricted Stock Vesting based on Service, subject to conditions specified in Paragraph 2 below (“Service Vesting”):

	Vesting Date	Number
Vesting Dates and Number of Shares Vesting for Common Stock received upon settlement of vested Restricted Stock Units, subject to conditions specified in Paragraph 3 below (“Performance Vesting”):

Capitalized terms that are not defined in this Agreement have the meaning given to such terms in the Plan.

1.             Grant.   In consideration for your service to the Company (and/or a Subsidiary) and subject to the terms and conditions set forth in this Agreement and the Plan, the Company hereby grants to you the Restricted Stock and the Restricted Stock Units set forth above.  Within ten (10) days following either the date of grant of Restricted Stock or the date on which Restricted Stock Units are settled by the issuance of restricted shares of Common Stock, you shall be required to pay to the Company an amount (“Par Price”) equal to the product of (i) the number of shares of Restricted Stock granted or Common Stock issued and (ii) the par value of $.01.  Payment of the Par Price shall be made in cash (including check, bank draft, money order or wire transfer of immediately available funds).

2.             Vesting and Forfeiture of Restricted Stock Grants.

(a)           Service Vesting.  The shares of Restricted Stocks subject to Service Vesting shall vest in the amounts and on the Vesting Dates set forth in the introductory paragraph of this Agreement as provided above.

(b)           Effect of Termination of Employment. Notwithstanding paragraph 2(a) above, the following special vesting rules shall apply if your employment terminates prior to the shares of Restricted Stock becoming fully vested:

(i)           Death or Disability.  If you cease to be an employee of the Company (or, if applicable, a Subsidiary) due to your death or Disability, then the shares of Restricted Stock shall become fully vested.

(ii)          Discharge for Cause.  If you cease to be an employee of the Company (or, if applicable, a Subsidiary) due to termination for Cause, then all shares of Restricted Stock, vested and unvested, which you still hold shall be forfeited immediately upon such termination.

(iii)          Other Termination.  Unless otherwise determined by the Committee, if you cease to be an employee of the Company (or, if applicable, a Subsidiary) other than by death, Disability, or termination for Cause, then any shares  of the Restricted Stock which have not yet vested as of the date of termination of employment shall not vest thereafter and shall be forfeited immediately upon such termination.

(c)           Change in Control.  Immediately prior to the consummation of a Change in Control, all outstanding shares of Restricted Stock shall become fully vested.

3.             Vesting, Forfeiture and Settlement of Restricted Stock Units.

(a)           Performance Vesting. The vesting of Restricted Stock Units shall be subject to achievement of the following performance conditions, which conditions are independent of each other:

Performance Measure

Restricted Stock Units Earned

Performance Condition #1:

Threshold = Target = Maximum =

Performance Conditions #2:

Threshold = Target = Maximum =

Actual units earned for performance falling between the threshold and target measures, and the target and maximum measures, for each performance condition shall be determined on a straight-line basis.  If the foregoing threshold performance conditions are not achieved, all of the Restricted Stock Units shall be automatically forfeited in their entirety. To the extent that some but not all of the Restricted Stock Units become earned and vested pursuant to this paragraph 3(b), the remaining unvested Restricted Stock Units shall be automatically forfeited.

(b)           Settlement of Restricted Stock Units.  Following the date any Restricted Stock Units become vested pursuant to this paragraph 3, the number of Restricted Stock Units that have become so vested shall be settled in the form of shares of Common Stock that shall be issued within thirty (30) days thereafter, with such shares to be subject to the forfeiture, transfer and other conditions set forth in this Agreement (and considered “restricted stock” within the meaning of the Plan).  The number of such restricted shares of Common Stock to be issued shall be equivalent to the number of Restricted Stock Units earned in satisfaction of the performance conditions except where such an issuance shall, in combination with issuances to other participants, cause the total number of shares to be issued to exceed the available pool of shares authorized for such purpose by the Compensation Committee, in which case the number of shares to be issued shall be allocated by the Compensation Committee on a pro-rata basis across all participants entitled to receive shares.

(c)           Continued Service After Settlement.  Upon settlement of the Restricted Stock Units in the form of restricted shares of Common Stock, such Common Stock shall vest in the amounts and on the Vesting Dates set forth in the introductory paragraph of this Agreement as provided above.

(d)           Effect of Termination of Employment. Notwithstanding paragraphs 3(a), (b) and (c) above, the following special vesting rules shall apply if your employment terminates prior to the Restricted Stock Units and/or restricted shares of Common Stock you received upon settlement of vested Restricted Stock Units becoming fully vested:

(i)           Death or Disability.  If you cease to be an employee of the Company (or, if applicable, a Subsidiary) due to your death or Disability, then the Restricted Stock Units and restricted shares of Common Stock you received upon settlement of vested Restricted Stock Units shall become fully vested.

(ii)          Discharge for Cause.  If you cease to be an employee of the Company (or, if applicable, a Subsidiary) due to termination for Cause, then the following shall be forfeited immediately upon such termination: all unvested Restricted Stock Units and all shares of Common Stock you received upon settlement of vested Restricted Stock Units which shares you still hold.

(iii)          Other Termination.  Unless otherwise determined by the Committee, if you cease to be an employee of the Company (or, if applicable, a Subsidiary) other than by death, Disability, or termination for Cause, then any portion of the Restricted Stock Units and restricted shares of Common Stock you received upon settlement of vested Restricted Stock Units which have not yet vested as of the date of termination of employment shall not vest thereafter and shall be forfeited immediately upon such termination.

(e)           Change in Control.  Immediately prior to the consummation of a Change in Control, all outstanding Restricted Stock Units and restricted shares of Common Stock you received upon settlement of vested Restricted Stock Units shall become fully vested.

4.             No Rights as Stockholder Prior to Settlement of Restricted Stock Units.  You shall not have any rights as a stockholder of the Company with respect to any shares of Common Stock represented by the Restricted Stock Units until you become the holder of record of such Common Stock.  No adjustments shall be made for distributions (whether in cash, units, securities or other property) by the Company or other rights for which the record date is prior to the date that you shall have become the holder of record of such shares of Common Stock.

5.             Transfer Restrictions.  You may not sell, assign, convey, pledge, exchange, hypothecate, alienate or otherwise dispose of or transfer in any manner any Restricted Stock (to the extent unvested), any Restricted Stock Units or any unvested shares of Common Stock you received upon settlement of vested Restricted Stock Units.  No assignment, pledge or transfer of  unvested Restricted Stock, the Restricted Stock Units or any unvested shares of Common Stock you received upon settlement of vested Restricted

Stock Units, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall be effective, but immediately upon any such attempt to so assign, pledge or otherwise transfer any of the foregoing, they shall be forfeited.

6.             Forfeiture Procedures.  In the event of any forfeiture of shares of Restricted Stock, Restricted Stock Units, or shares of Common Stock pursuant to this Agreement, such forfeiture shall be automatic and without further act or deed by you.  Notwithstanding the foregoing, if requested by the Company (or its agent), you agree to execute such documents (including, without limitation, a power of attorney in favor of the Company) and take such other action deemed necessary or desirable by the Company to evidence such forfeiture.

7.             Restrictions on Sale.  You acknowledge and agree that, as a condition of the issuance of any shares of Common Stock pursuant to this Agreement, you may be subject to minimum stock ownership and/or retention requirements with respect to such shares of Common Stock in accordance with applicable policies of the Company.

8.             Tax Withholding. The Company (or the applicable Subsidiary), to the extent permitted or required by law, shall have the right to deduct from any payment of any kind otherwise due to you (including shares of Common Stock), an amount equal to any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event arising in connection with the Restricted Stock, Restricted Stock Units and shares of Common Stock you receive upon settlement of vested Restricted Stock Units.  The determination of the withholding amounts due shall be made by the Company (or the applicable Subsidiary) and shall be binding upon you.  The Company shall not be required to deliver shares of Common Stock pursuant to this Agreement unless you have made acceptable arrangements to satisfy any such withholding requirements. You acknowledge that you are responsible for and are advised to consult with your own tax advisors regarding the tax consequences that may arise in connection with the Restricted Stock, the Restricted Stock Units and shares of Common Stock you receive upon settlement of vested Restricted Stock Units.

9.             Conformity with Plan.  The grant of Restricted Stock and Restricted Stock Units and the issuance of restricted shares of Common Stock upon settlement of vested Restricted Stock Units are intended to conform in all respects with, and are subject to all applicable provisions of, the Plan (which is incorporated herein by reference). Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan.  By executing and returning the enclosed copy of this Agreement, you acknowledge your receipt of this Agreement and the Plan and agree to be bound by all of the terms of this Agreement and the Plan.

10.           No Employment Rights.  Nothing in this Agreement shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate your employment at any time (with or without Cause), nor confer upon you any right to continue as an employee of the Company or a Subsidiary for any period of time, or to continue your present (or any other) rate of compensation.

11.           Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not.

12.           Nature of Arrangement.  Your rights under this Agreement are contractual in nature unsecured by any assets of the Company or its Subsidiaries.  The Company shall not be required to segregate any specific funds, assets or other property with respect to the Restricted Stock, Restricted Stock Units or shares of Common Stock you receive upon settlement of vested Restricted Stock Units.

13.           Interpretation.  Any question of interpretation, dispute or disagreement that arises under, or as a result of, this Agreement shall be determined by the Committee in its absolute discretion.  All interpretations and determinations made by the Committee with respect to this Agreement shall be final, binding and conclusive on all parties.

14.           Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

15.           Amendment.  Except as otherwise provided by the Plan, this Agreement may not be altered, modified, or amended except in writing signed by the parties hereto.

16.           Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same Agreement.

17.           Descriptive Headings.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

18.           Governing Law.  THE VALIDITY, CONSTRUCTION, INTERPRETATION, ADMINISTRATION AND EFFECT OF THE PLAN, AND OF ITS RULES AND REGULATIONS, AND RIGHTS RELATING TO THE PLAN AND TO THIS AGREEMENT, SHALL BE GOVERNED BY THE SUBSTANTIVE LAWS, BUT NOT THE CHOICE OF LAW RULES, OF THE STATE OF DELAWARE.

19.           Notices.  All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally or mailed by certified or registered mail, return receipt requested and postage prepaid, to the recipient. Such notices, demands and other communications shall be sent to you at the address appearing on the signature page to this Agreement and to the Company at Polymer Group, Inc., 9335 Harris Corners Parkway, Suite 300, Charlotte, North Carolina 28269, Attn: Vice President, Global Human Resources, or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

20.           Entire Agreement. This Agreement and the terms of the Plan constitute the entire understanding between you and the Company, and supersede all other agreements, whether written or oral, with respect to the Restricted Stock and Restricted Stock Units (including the issuance of restricted  shares of Common Stock upon settlement thereof).

*    *    *    *    *

Signature Page to Restricted Stock Agreement

Please execute the extra copy of this Agreement in the space below and return it to the Vice President, Global Human Resources at Polymer Group, Inc. to confirm your understanding and acceptance of the terms and conditions contained in this Agreement.

Very truly yours,

Polymer Group, Inc.

By:

Name:

Title:

Enclosures:	Extra copy of this Agreement
Copy of the Plan

The undersigned hereby acknowledges having read this Agreement and the Plan and hereby agrees to be bound by all provisions set forth herein and in the Plan.

Dated as of , 200

[Name]